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                                                                    Exhibit 10.1


                SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT

                  SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT, dated as of February 28, 2001 (this "Forbearance Agreement"), among

                  (i) GENESIS WORLDWIDE, INC. (formerly THE MONARCH MACHINE TOOL COMPANY (the "Borrower");


                  (ii) each of the guarantors which are signatories hereto (each a "Guarantor", collectively, the "Guarantors");


                  (iii) ING (U.S.) CAPITAL LLC (in its capacity as administrative agent for the Lenders referenced below, the "Administrative Agent"); and

                  (iv) the lenders party to the Credit Agreement referenced below (the "Lenders"),

in respect of the Credit Agreement referenced below.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Guarantors are party to that certain Guarantee, dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), in favor of the Administrative Agent for the benefit of the Lenders;

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to the Amended and Restated Forbearance Agreement, dated as of December 22, 2000 (the "Existing Forbearance Agreement");

                  WHEREAS, (i) certain events and circumstances have occurred and are continuing that have had a Material Adverse Effect and resulted in a material adverse change from the financial condition of the Borrower as of December 31, 1998 (the "MAC"); (ii) certain Defaults and Events of Default exist under Section 10(c) of the Credit Agreement for the periods ending September 30, 2000 and December 31, 2000, respectively, based upon the failure of the Borrower to comply with each of the financial covenants contained in Section 9.1 of the Credit Agreement for the periods ending September 30, 2000 and December 31, 2000, respectively (the "Covenant Defaults") and (iii) the Borrower failed to make scheduled payments of interest and principal which were due on or after December 22, 2000 (the "Payment Defaults"; together with the MAC and the Covenant Defaults, the "Specified Events of Default");

                  WHEREAS, it is a condition precedent to continued funding of Revolving Credit Loans pursuant to the Credit Agreement that (i) no event or circumstance shall have occurred that has had a Material Adverse Effect, (ii) all representations and warranties made by the



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Borrower and the Guarantors shall be true and correct (including, without limitation, representations regarding the absence of a material adverse change) and (iii) no Default or Event Default shall exist, and such conditions precedent are not satisfied as of the date hereof;

                  WHEREAS, the Administrative Agent and the Lenders are unwilling to waive the Specified Events of Default; and

                  WHEREAS, notwithstanding the foregoing, subject to the terms and conditions hereof, the Administrative Agent and the Lenders are willing, during the period (the "Forbearance Period") commencing on February 16, 2001 and ending on the earlier of (i) April 30, 2001 and (ii) the date on which a Forbearance Event of Default shall occur (the "Forbearance Termination Date"), to (A) continue to fund Revolving Credit Loans, subject to the terms and conditions hereof and (B) forbear in the enforcement of the remedies set forth in the Loan Documents (as defined in the Credit Agreement) including the Guarantee as set forth herein and (C) defer payments of principal and interest scheduled during the Forbearance Period until the Forbearance Termination Date; provided, that the rights of the Administrative Agent and the Lenders shall not be otherwise waived or impaired.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree that the Existing Forbearance Agreement is amended and restated in its entirety as set forth above and as follows:

                  1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

                  2. Acknowledgments.

                           (a) Each of the Borrower and each Guarantor acknowledges and affirms that, as of the date hereof, the Borrower is indebted to the Lenders (i) in respect of the Tranche A Term Loans and the Tranche A Term Notes in an aggregate outstanding principal amount equal to $26,800,000 plus interest thereon, (ii) in respect of the Tranche B Term Loans and the Tranche B Term Notes in an aggregate outstanding principal amount equal to $19,750,000 plus interest thereon, (iii) in respect of the Revolving Credit Loans and the Revolving Credit Notes in an aggregate outstanding principal amount equal to $27,600,000 plus interest thereon and (iv) in respect of Letters of Credit in an aggregate outstanding face amount equal to $6,030,075.77.

                           (b) Each of the Borrower and each Guarantor acknowledges and affirms that, as of the date hereof, (i) there exists no defense to the repayment by the Borrower of all amounts owing under the Credit Agreement and (ii) neither the Borrower nor any Guarantor has any claim against any Lender or the Administrative Agent in respect of any matter relating to or arising under the Loan Documents or this Forbearance Agreement and the transactions contemplated thereby or hereby.


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                           (c) Each of the Borrower and each Guarantor
         acknowledges and reaffirms the effectiveness and continuing validity of the Credit Agreement, the Guarantee and each other Loan Document to which it is a party.

                           (d) Each of the Borrower and each Guarantor acknowledges that as of the date hereof, the conditions precedent to the borrowing of Revolving Credit Loans set forth in Section 7.2 of the Credit Agreement are not satisfied and, but for the effectiveness of this Forbearance Agreement, the Borrower is not presently entitled to borrow additional Revolving Credit Loans under the Credit Agreement.

                           (e) Each of the Borrower and each Guarantor acknowledges and affirms that the Specified Events of Default have occurred and that, pursuant to Section 10 of the Credit Agreement, but for the effectiveness of this Forbearance Agreement, the Administrative Agent is entitled, with the consent of the Required Lenders, to terminate the Commitments and to declare the outstanding indebtedness and the other amounts owing under the Credit Agreement to be due and payable and to exercise all remedies available under the Loan Documents and at law.

                           (f) Each Guarantor acknowledges and consents to this Forbearance Agreement and to the terms hereof, this Forbearance Agreement and the terms hereof to be without prejudice to such Guarantor's liability pursuant to the Guarantee and the other Loan Documents to which it is a party.

                           (g) Each of the Borrower and each Guarantor acknowledges and affirms that it has been advised by its legal counsel in connection with the negotiation and execution and delivery of this Forbearance Agreement.

                  3. Forbearance and Payment Deferral.

                           (a) Subject to the terms and conditions set forth herein, none of the Administrative Agent nor any Lender shall exercise any of the remedies set forth in the Credit Agreement or in any of the other Loan Documents in respect of the Specified Events of Default during the Forbearance Period.

                           (b) Subject to the terms and conditions set forth herein and after giving effect to Section 5(a) hereof, the Administrative Agent and the Lenders may, in their sole discretion, continue to fund Revolving Credit Loans from time to time during the Forbearance Period in accordance with the terms of the Credit Agreement, notwithstanding the fact that certain conditions precedent have not been satisfied relating solely to the existence of the Specified Events of Default and the occurrence of events or circumstances which have had a Material Adverse Effect which have been disclosed to the Administrative Agent on or prior to the date hereof; provided, that no such funding shall be deemed to be a waiver of the Specified Events of Default.

                           (c) Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders agree that any payments of principal or interest which are scheduled to become due and payable during the Forbearance Period shall be deferred until the Forbearance Termination Date; provided, that the provisions of Section


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         5.1(c) shall apply without regard to any forbearance or deferral of payments contemplated by this Forbearance Agreement.

                  4. Termination. This Forbearance Agreement shall terminate on the Forbearance Termination Date, unless earlier terminated upon the occurrence of a Forbearance Event of Default (as hereinafter defined).

                  5. Amendments and Covenants.

                           (a) The Temporary Increase Commitment Period shall be extended to terminate on the Forbearance Termination Date. The maximum amount of Revolving Credit Commitments shall be increased to $35,500,000 from $30,000,000 with the entire amount of such increase constituting Temporary Increase Loans. The Borrower acknowledges that the aggregate Revolving Credit Commitments shall automatically be reduced to $30,000,000 on the Forbearance Termination Date.

                           (b) No later than Wednesday of each week, the Borrower shall deliver to the Administrative Agent an updated 4-week cash flow forecast, in form and substance satisfactory to the Administrative Agent, which describes the Borrower's projected cash flow, liquidity position and borrowing availability under the Revolving Credit Commitments for such period, which provides a detailed accounting of accounts receivable and accounts payable aging at such time and which contains a comparison of actual results for the immediately preceding calendar week to each of the earlier cash flow forecasts for such week and describes changes in the current forecast for each week from previously delivered forecasts for the same week.

                           (c) The Borrower shall cooperate with the Administrative Agent and any independent consultant that is hired by the Administrative Agent or its counsel to evaluate the Borrower's business and financial condition.

                           (d) The Borrower shall cooperate with the Administrative Agent in appointing a "turnaround manager or consultant", such manager or consultant to be appointed by the Board of Directors of the Borrower and granted such powers and authority as the Board of Directors of the Borrower shall designate, in each case after consultation with and approval by the Administrative Agent.

                           (e) The Borrower shall cooperate with the Administrative Agent in exploring potential strategic alternatives in respect of the Borrower's business and financial condition.

                           (f) The Borrower shall promptly pay all outstanding invoices or additional invoices delivered to the Borrower from time to time for reasonable expenses incurred by the Administrative Agent (including, without limitation, attorneys' fees and expenses).

                  6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Forbearance Agreement, the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and to each Lender that:


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                           (a) SALEM INTERNATIONAL SERVICES, INC., a Guarantor,
         and WLT CORPORATION, a Guarantor, have both been dissolved or otherwise cease to have corporate existence.

                           (b) Other than Section 6.2 of the Credit Agreement and as otherwise set forth in Section 6(c) hereof, each of the representations and warranties made by the Borrower and each of the Guarantors in each Loan Document to which it is a party is true and correct in all material respects as of the date hereof.

                           (c) Other than the Specified Events of Default, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  7. Conditions Precedent to Effectiveness of Forbearance Agreement. This Forbearance Agreement shall not become effective unless and until:

                           (a) the Administrative Agent has received this Forbearance Agreement, executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Lenders and the Administrative Agent;

                           (b) the Administrative Agent has received, in form and substance satisfactory to the Administrative Agent, evidence that SALEM INTERNATIONAL SERVICES, INC. and WLT CORPORATION, respectively, have both been dissolved or otherwise cease to have corporate existence; and

                           (c) the Administrative Agent has received such other documents and information as the Administrative Agent may reasonably require, which documents and information shall be satisfactory to the Administrative Agent in its sole discretion.

                  8. Forbearance Events of Default. The Forbearance Period shall immediately terminate and the forbearance set forth in Section 3 of this Forbearance Agreement shall be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):


                           (a) the occurrence of one or more Defaults or Events of Default under the Credit Agreement (other than a Specified Event of Default); or

                           (b) any representation or warranty made or deemed made by the Borrower or any Guarantor herein or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with this Forbearance Agreement or on or subsequent to the date hereof under or in connection with any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                           (c) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained herein.

                  9. Absence of Waiver. The parties hereto agree that the agreements set forth herein shall not be deemed to:


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                           (a) be a consent to cure, or waiver of, any Default
         or Event of Default;

                           (b) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement or any other Loan Document;

                           (c) impose upon any Lender or the Administrative Agent any commitment or obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or other Loan Documents;

                           (d) impose upon any Lender or the Administrative Agent any commitment or obligation, express or implied, to grant or extend any financial accommodations to the Borrower or the Guarantors (other than as expressly set forth herein) or to modify or extend this Forbearance Agreement; or

                           (e) prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Loan Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

                  10. Release of Claims and Waiver. Each of the Borrower and each Guarantor hereby releases, remises, acquits and forever discharges each Lender and the Administrative Agent and each of their employees, agents, representative, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the "Released Parties"), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement or the Loan Documents (collectively, the "Released Matters"). Each of the Borrower and each Guarantor hereby acknowledges that the agreements in this Section 10 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         11. Miscellaneous.

                           (a) Section headings used in this Forbearance Agreement are for convenience of reference only and shall not affect the construction of this Forbearance Agreement.

                           (b) This Forbearance Agreement may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                           (c) This Forbearance Agreement and the rights and
         obligations of the parties under this Forbearance Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                           (d) This Forbearance Agreement shall be deemed a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents.

                           (e) This Forbearance Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof.

                           (f) Time is of the essence in this Forbearance Agreement.

                           (g) No amendment or modification of this Forbearance Agreement shall be effective unless made in writing and signed by all parties. Each of the Borrower and each of the Guarantors acknowledges and agrees that any and all future discussions with any Lender or the Administrative Agent shall be without prejudice to any Lender or the Administrative Agent and shall not be deemed to modify, waive, or amend any term or provision of this Forbearance Agreement or the Loan Documents.

                            (SIGNATURE PAGES FOLLOW)


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Forbearance Agreement to be duly executed and delivered as of the day and year first above written.

                                         GENESIS WORLDWIDE, INC. (formerly THE
                                         MONARCH MACHINE TOOL COMPANY),
                                         as Borrower

                                         By: s/Karl Frydryk
                                             ---------------------
                                             Name:  Karl Frydryk
                                             Title:  Vice President & CFO


                                         ING (U.S.) CAPITAL LLC,
                                         as Administrative Agent and as a Lender

                                         By: s/Robert L. Fellows
                                             ---------------------
                                             Name:  Robert L. Fellows
                                             Title: Director